                                                                  Exhibit 10.8.2

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                       Agreement No. ITC2000NPPA
                                                           Professional Services
                                                                       Exhibit P
                                                                     Page 1 of 4


                              PROFESSIONAL SERVICES

                                    Exhibit P

This Professional Services Attachment, Exhibit P, is attached to and made a part of the Network Products Purchase Agreement dated November 8, 2000, between ITC/\DeltaCom Communications, Inc., Interstate FiberNet, Inc., and Nortel Networks, Inc. ("General Terms & Conditions"). The terms and conditions provided below supplement the General Terms and Conditions only with respect to the various telecommunication support Services set forth in this Exhibit P (including any future Services that may be added to this Exhibit P) ("Professional Services Exhibit"). To the extent any of the terms and conditions set forth in this Exhibit P conflict with any terms or conditions in the General Terms & Conditions, the terms and conditions of this Exhibit P take precedence over any such conflicting terms and conditions in the General Terms & Conditions, as such terms and conditions apply to the Professional Services.


1.  Term

This Professional Services Exhibit will be in effect for the Commitment Period commencing on the Effective Date of the Agreement. ("Term").


2.   Definitions

For the purposes of this Professional Service Exhibit, Services shall have the same meaning as set forth in Exhibit A of the Agreement and shall also include Professional Services which may be purchased from or provided by Nortel Networks which are not described in a Product Exhibit or listed in the appropriate schedule of same, but which are identified or described in a Statement of Work attached to this Exhibit P.

(a) "Project Commencement Date" is the date on which Nortel Networks is to begin performance of the Professional Service(s) as agreed to by the parties as set forth in the applicable SOW and referenced in the Order submitted by Buyer.

(b) Intellectual Property Rights or "IPR" are any and all rights in any invention, discovery, improvement, utility model, copyright, industrial design or mask work right, and any and all rights of whatever nature in computer software and data, confidential information, trade secrets or know-how, and any and all intangible rights and privileges of a nature similar to any of the foregoing, in every case in any part of the world and whether or not registered, and shall include all rights in any applications and granted applications for any of the foregoing.

(c) "Materials" mean any and all engineering, designs, documentation and other work product prepared by Nortel Networks and delivered to Buyer pursuant to an Order (and specifically excluding Software).

(d) "Reoccurring Support Services" are Professional Services performed by Nortel Networks on a regular basis to include but not be limited to semi-annually or annually. Recurring Support Services include Remote Maintenance, Network Management Services and other telecommunication support Services.

(e) "Statement of Work" or "SOW" is a document, prepared and produced by Nortel Networks, describing the activities, scope, schedule, prices, deliverables, and other relevant terms specific to a Service, which may, from time to time, be mutually agreed to in writing by Buyer and/or IFN Affiliate and Nortel Networks. A Statement of Work shall be governed by the terms and conditions of, and constitute a part of this Exhibit P.


3.   Charges and Payment

Unless Buyer and/or IFN Affiliate elects the Services Payment Program described in Schedule D, Exhibit K, Nortel Networks shall invoice Buyer and/or IFN Affiliate for Services one hundred percent of the price of the Services Ordered

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                                           Professional Services
                                                                       Exhibit P
                                                                     Page 2 of 4


upon completion unless the Service continues beyond thirty days, in which case Nortel Networks shall invoice Buyer and/or IFN Affiliate at the end of each month for the Services performed in that month. Recurring Support Services will be invoiced monthly in advance. Buyer and/or IFN Affiliate agrees to reimburse Nortel Networks for the actual cost of all reasonable and necessary travel and living expenses, but excluding costs of wages and benefits during actual travel time of Nortel Networks personnel ("T&L") incurred by Nortel Networks personnel and/or approved contractors, during their performance of the Services plus a [***] ([***]%) administrative fee. T&L expenses will only be incurred in accordance with the Nortel Networks corporate guidelines for reimbursing such expenses incurred by its employees, unless otherwise approved in writing by Buyer and/or IFN Affiliate prior to incurrence of the expense. Buyer and/or IFN Affiliate shall have no obligation to pay any T & L expense if such expense will not otherwise be reimbursable to a Nortel Networks employee in accordance with Nortel Network's T&L policies. Nortel Networks shall use reasonable efforts to minimize T&L expenses, including, without limitation, seeking discounts in travel and lodging arrangements, scheduling transportation and booking travel in advance to obtain the best available discounted fares and fees, and sharing of rental vehicles among Nortel Networks personnel providing the services.

Pricing for any Services not specified in this Professional Services Exhibit P shall be provided on an as-quoted basis or in a Statement of Work. Nortel Networks will provide quarterly reports to Buyer and/or IFN Affiliate for items that are fixed fees charges and monthly for all items that are estimated charges.


4.   Changes to Orders and Order Cancellation

The parties may, by mutual agreement, make changes to the scope, content, deliverables, Licensed Software specifications, schedule or other substantive aspects of the Services ("Change"). The party requesting a Change shall prepare a written "Change Order," specifying in adequate detail the requested Change, and shall submit the Change Order to the other party for review and approval. Nortel Networks shall provide in writing to Buyer and/or IFN Affiliate a detailed summary of any and all additional charges resulting from the Change Order. In no event shall any Change be effective or acted upon in any way until such time as (i) an authorized representative of both parties has agreed to the terms of the Change Order in writing and (ii) Nortel Networks receives an Order from Buyer and/or IFN Affiliate for any additional amounts resulting from the Change Order.

Unless otherwise set forth in a Statement of Work, in the event that Buyer and/or IFN Affiliate cancels all or any part of an Order for Services, Buyer and/or IFN Affiliate agrees to pay Nortel Networks a cancellation charge for the Service(s) that have been cancelled in accordance with the following schedule ("Termination Charge"):

(a)  60 or more days prior to Project Commencement Date -> [***]

(b)  45-59 days prior to Project Commencement Date -> [***]% of Order amount

(c)  30-44 days prior to Project Commencement Date -> [***]% of Order amount

(d) 0-29 days prior to Project Commencement Date or at any time thereafter -> [***]% of Order amount

In addition, Buyer and/or IFN Affiliate shall be responsible for any costs, charges or expenses incurred by Nortel Networks under its arrangements with third party vendors, licensors, lessors and/or contractors which are non-cancellable or cancellable only upon payment of a penalty or charge. In addition to the foregoing contract termination costs, in the event an Order is cancelled by Buyer and/or IFN Affiliate after commencement of the work, Buyer and/or IFN Affiliate shall pay all T&L, relocation expenses (provided the same are pre-approved by Buyer and/or IFN Affiliate, and the lesser of (i) the applicable Termination Charge or (ii) the cost of Nortel Networks for Services by personnel and/or contractors provided prior to the date of termination, at Nortel Networks standard hourly rates for such personnel and/or actual rates for such contractors (including any applicable overtime pay).

Buyer and/ or IFN Affiliate may cancel Services after commencement of the work under any Order, upon written notice to Nortel Networks. Upon receipt of such notice, Nortel Networks shall direct its employees and contractors to immediately cease all further work under such Order. To the extent any travel, accommodation arrangements, materials or supplies ordered in connection with such work may be canceled, Nortel Networks shall cancel the same and Buyer

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                                           Professional Services
                                                                       Exhibit P
                                                                     Page 3 of 4


and/or IFN Affiliate shall be responsible for any cancellation fee or the amount of any non-refundable payment or deposit.


5.   Implementation

In the event that there are any delays by Buyer and/or IFN Affiliate in the timely providing of facilities, access or information, or there are errors or inaccuracies in the information provided, and such delays, errors or inaccuracies require additions, corrections or modifications related to the performance of the Services, Nortel Networks shall immediately notify Buyer of the same and if Buyer does not take immediate action to cure such delay, then any costs associated therewith shall be the responsibility of Buyer and/or IFN Affiliate. Nortel Networks shall be entitled to appropriate schedule and monetary adjustments resulting from such Buyer and/or IFN Affiliate delays, errors or inaccuracies.


6.   Intellectual Property Rights

Except as may be otherwise provided in a SOW, Nortel Networks, on behalf of itself and its subcontractors, reserves all proprietary rights in and to (i) all methodologies, designs, engineering details, and other data pertaining to the Services and the Materials delivered, (ii) all original works, computer programs, updates developed in the course of providing the Service (except Buyer and/or IFN Affiliate's developed programs), (iii) discoveries, inventions, patents, know-how and techniques arising out of the Services and (iv) any and all products (including software and equipment) developed as a result of the Services. Except as may be otherwise provided in a SOW, the performance by Nortel Networks of Services shall not be deemed work for hire.

Nortel Networks grants to Buyer and/or IFN Affiliate a perpetual, non-exclusive, world-wide, paid up license to use, copy and modify the Materials produced by Nortel Networks and delivered to Buyer and/or IFN Affiliate in the performance of Services solely for Buyer and/or IFN Affiliate's internal business purposes.

Notwithstanding the foregoing, the parties agree that any individual item of intellectual property (e.g., patent, copyright, trade secret) arising during and as a result of the performances of the Services having authors or inventors common to both parties shall be jointly owned, provided that neither party shall have any obligation to account to the other for any use it makes of such jointly owned intellectual property.

For greater certainty nothing in this Section 6 shall be construed as entitling Nortel Networks to make any use, other than in connection with the performance of Services hereunder, of any Confidential Information of Buyer and/or IFN Affiliate or any materials, which disclose Buyer and/or IFN Affiliate's Confidential Information regardless of the form in which such Confidential Information may be recast.


7.   Warranty

Warranty for Services provided hereunder shall be as defined in Section 1 of Exhibit D1 of the General Terms and Conditions. Services shall be performed in a professional and workmanlike manner. Buyer and/or IFN Affiliate shall notify Nortel Networks in writing within [***] ([***]) days of the date of completion, installation or delivery of the entire Services under an Order as applicable of any breach by Nortel Networks of this Warranty. If Services are not performed as warranted, Nortel Networks will re-perform the defective Services, as applicable. Except as set forth in Article 13, Disclaimers of Warranties and Remedies, of the General Terms and Conditions, the foregoing shall be Nortel Networks' sole obligation and Buyer and/or IFN Affiliate's sole remedy in connection with any defective Services.

Nortel Networks represents and warrants that all information of third parties obtained in connection with the Services and/or provided to Buyer and/or IFN Affiliate pursuant to a SOW have been lawfully obtained by Nortel Networks and Nortel Networks has the unrestricted right to disclose the same to Buyer and/or IFN Affiliate.

8.   General

                    CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                                       Agreement No. ITC2000NPPA
                                                           Professional Services
                                                                       Exhibit P
                                                                     Page 4 of 4


In the event of a conflict between this Professional Services Exhibit P and the terms contained in a Statement of Work, the terms in the Statement of Work which is agreed by the Parties in writing and attached to the Agreement shall prevail for the Services being performed under such Statement of Work. Nortel Networks will perform Services either remotely or at the Buyer's and/or IFN Affiliate's location as mutually agreed upon. Services will generally be performed during Buyer and/or IFN Affiliate's business hours, from 8:00 a.m. until 5:00 p.m. from Monday through Friday, excluding Nortel Network's standard holidays ("Normal Business Hours").


9.   Pricing and Available Services

The description, responsibilities of the parties, and price for the performance of Professional Services shall be as set forth in an attached Statement of Work.


ITC/\DELTACOM COMMUNICATIONS, INC.           NORTEL NETWORKS INC.

By: /s/ David L. Hill                        By: /s/ Colin S. Doherty
   --------------------------------------       --------------------------------
Name:    David L. Hill                       Name:    Colin S. Doherty
     ------------------------------------         ------------------------------
Title:   VP Engineering and Planning         Title:   RVP, Southeast
      -----------------------------------          -----------------------------
Address: See General Terms and Conditions    Address:
        ---------------------------------            ---------------------------
Date:    3/27/01                             Date:    3/30/01
     ------------------------------------         ------------------------------

INTERSTATE FIBERNET, INC.

By: /s/ David L. Hill
   --------------------------------------
Name:    David L. Hill
     ------------------------------------
Title:   VP Engineering and Planning
      -----------------------------------
Address: See General Terms and Conditions
        ---------------------------------
Date:    3/27/01
     ------------------------------------


                   CONFIDENTIAL AND PROPRIETARY INFORMATION

                     ***CONFIDENTIAL TREATMENT REQUESTED***